UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 11, 2005


                                 Osteotech, Inc.
             (Exact name of registrant as specified in its charter)

                                     0-19278
                            (Commission File Number)

          Delaware                         13-3357370
 (State or other jurisdiction of          (I.R.S. Employer Identification No.)
  incorporation)


                    51 James Way, Eatontown, New Jersey 07724
             (Address of principal executive offices, with zip code)

                                 (732) 542-2800
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure

     On November 11, 2005, Osteotech, Inc. (the "Company") issued a press release announcing that the Company has been informed by the Food and Drug Administration (the "FDA") that the FDA is granting Osteotech an extension to clear its previously filed Grafton(R) DBM 510(k) applications until such time as the FDA is able to complete its work on the applications. A copy of the press release is attached hereto as Exhibit 99.1, which is incorporated herein by reference.

     The information furnished herewith pursuant to Item 7.01 of this Current Report and in Exhibit 99.1 hereto shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this
Item 7.01 and in Exhibit 99.1 hereto shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.


Item 9.01 Financial Statements and Exhibits

     (c) Exhibits

     Exhibit Number Description

     99.1           Press Release of Osteotech, Inc. dated November 11, 2005

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           OSTEOTECH, INC.


Date:  November 14, 2005               By:/s/ MICHAEL J. JEFFRIES
                                         Michael J. Jeffries
                                         Executive Vice President, Chief
                                         Financial Officer (Principal Financial
                                         Officer and Principal Accounting
                                            Officer)